Exhibit 99.1

Project Stallion Business Plan Overview July 11, 2023

Disclaimer 2 This presentation contains selected information pertaining to the business and operations of Sorrento Therapeutics, Inc. (“ Sorrento ” or the “ Company ”). The purpose of this presentation is to assist interested parties in evaluating (i) a potential sale of all or a portion of the Company’s assets, (ii) a potential debt and/or equity financing transaction, and/or (iii) the terms of a potential chapter 11 plan (each, a “ Transaction ”). It does not provide the basis for any investment decision including a decision to purchase, invest in, or lend to the Company. In addition, this presentation is not an offer or invitation for the sale or purchase of securities or the extension of any debt and/or equity financing. No Representations and Warranties The Company provided the information in this presentation, and no advisor of the Company has assumed any responsibility for independently verifying such information. Neither Sorrento, nor any of their respective officers, directors, managers, employees, agents, advisors or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward - looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments. Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions are intended to identify such forward - looking statements. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward - looking statements. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward - looking statements are subject to a number of risks and uncertainties, including risks associated with Sorrento’s ability to pursue and execute any potential Transaction; the unpredictability of trading markets and whether a market will be established for the Company’s common stock; general economic, political and business conditions; risks related to the COVID - 19 pandemic; the risk that the potential product candidates that Sorrento develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Sorrento's product candidates; the risk that Sorrento will be unable to successfully market or gain market acceptance of its product candidates; the risk that Sorrento's product candidates may not be beneficial to patients or successfully commercialized; the risk that Sorrento has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; risks that the results of the Phase 2 trial for SP - 103 or Phase 1 trials for SP - 104 may not be successful; risks that the prior results of the clinical trials of SP - 102 (SEMDEXA Œ ), SP - 103 or SP - 104 may not be replicated; regulatory and intellectual property risks; the potential adverse impact of the Company’s bankruptcy proceedings pursuant to Chapter 11 (the “Chapter 11 Cases”) on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process; the effect of the Chapter 11 Cases on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process; the timing or amount of any recovery, if any, to the Company’s stakeholders; any effects of the Chapter 11 Cases on any potential Transaction; the trading of the Company’s common stock on the Pink Open Market; and those factors discussed in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2022 and any subsequent Quarterly Reports on Form 10 - Q filed with the Securities and Exchange Commission (the “SEC”), in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The foregoing list of factors is not exhaustive. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any interested party as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Disclaimer, cont. 3 Use of Forecasts This presentation contains financial forecasts or forecasts with respect to Sorrento’s forecasted financial results. Sorrento’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the forecasts for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation . These forecasts should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Sorrento or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. All forecasts and estimates included in this presentation are approximations. Non - GAAP Financial Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), this presentation includes certain non - GAAP financial measures. These financial measures include EBITDA. The Company believes that these non - GAAP measures are useful to interested parties as they provide a better understanding of our financial condition and results of operations on a comparable basis. Management does not use these non - GAAP financial measures for any purpose other than the reasons stated above. Confidentiality This presentation is being made available only to parties who signed and returned a confidentiality agreement, and such parties continue to be bound by the confidentiality agreement in respect of the information contained herein. Except as permitted in the confidentiality agreements, this presentation may not be copied, reproduced, or distributed without the prior written consent of the Company or for any purpose other than the evaluation of a potential Transaction by the person to whom this presentation has been delivered or as otherwise provided in the relevant confidentiality agreement. This presentation has been delivered for the sole purpose referred to above with the express understanding that interested parties will use it only for such purpose. Interested parties should conduct their own investigations and analyses of the Company and the information in this presentation and rely solely upon their own due diligence investigation. Only representations and warranties that may be made in a definitive written agreement when, as, and if executed and subject to such limitations and restrictions as may be specified therein, will have any legal effect. The presentation is not a binding agreement. The presentation does not purport to contain all the information that may be required to evaluate the Transaction and each recipient should conduct its own independent analysis of the proposed Transaction and the data contained or referred to herein. Sorrento reserves the right to negotiate with one or more parties and, without notice, to change the procedure for pursuing a Transaction and terminate negotiations at any time.

Introduction 4 (1) EBITDA Contribution is determined before unallocated G&A, Unallocated R&D and restructuring expense Introduction • This presentation contains management’s financial forecast (the “Business Plan”) for reorganized Sorrento (the “Company”) for the period from August 1 2023 through 2039 • The Business Plan has been constructed on a monthly basis through December 2024 and annually thereafter, bottom up, and incorporates input from program managers, executive management, finance and clinical heads • The Business Plan reflects the following key assumptions: • Emergence from Ch.11 on August 1, 2023 • All clinical development programs (excl. Ovydso China and RTX OAK) are paused until 2025, with no disruption of in - process clinical trials • Resumption of clinical programs and build out of infrastructure to support these programs and other pre - clinical activities beginning in 2025 • Ovydso revenue to commence July 2024 • Significant reduction in pre - clinical R&D activities, personnel headcount, and other overhead expenses through 2024 • No asset monetization transactions occur pre - or post - emergence (e.g. no sale of Scilex interests, Sorrento programs, or licensing/partnership deals) • Settlement of NANT litigation is completed prior to emergence • Sorrento maintains future flexibility to adjust future capital allocation priorities dependent on capital availability, project economics and strategic considerations Pro Forma Funding Req u i r emen t s • The Business Plan implies peak near - term funding requirements of $55MM in June 2024 • Successful realization of Ovydso revenues prior to Q3 2024 and/or other asset monetization transactions could reduce Sorrento’s near term financing requirements Key P e r fo r mance Metrics • Revenue is projected to grow to $2.1BB by 2030 (before probability adjustments) driven by $1.1BB in RTX revenue, $0.4BB in Fujovee revenues, and $0.6BB of revenue contribution from other platforms • EBITDA is projected to grow to $1.1BB by 2030 (before probability adjustments) driven by $774MM of EBITDA Contribution (1) from RTX, $144MM of EBITDA Contribution (1) from Fujovee, and $304MM of EBITDA Contribution (1) from other platforms

Summary of Key Clinical Development Milestones by Program

Program	Indication	Clinical Stage	Key clinical development milestones	Proj. Commercialization Date
Ovydso		Phase III	• Q3 2023: Database lock and receipt of top line data for 1,200 patient Phase III trial • Q3 2023: Receipt of full clinical data package, including secondary endpoints • Q4 2023: Finalize CMC package • Q4 2023: Submit full NDA submission package to Chinese FDA • Q1 2024: Expected approval by Chinese FDA • Following submission, prepare for launch readiness: identify distributors and negotiate contracts, negotiate contracts with government for reimbursement and minimum purchase orders, pre-launch marketing • Business Plan assumes launch of Ovydso in China at the start of Q3 2024 (potential for an earlier launch in Q2 2024)	Q3 2024
RTX	OAK	Phase II	• Q3 2024: Phase II Readout • Q1 2025: Begin Phase III	2027
	Cancer Pain	Phase II	• Q1 2025: Restart Phase II Trial	2028
Fujovee	NSCLC	Phase II	• Q2 2025: Dosing study requested by FDA to start	2027
	Prostate	Phase II	• Q2 2025: Sites prepped to start trial	2027
CD38	ADC	Phase I	• Q2 2025: Restart Phase I studies in amyloidosis, multiple myeloma and solid tumors	2028
	DAR-T	Phase I	• Q1 2025: Restart Phase I studies in multiple myeloma	2030
SOFUSA	Melanoma	Phase I	• Q1 2025: Restart Phase I study	2028
	Cutaneous Lymphoma	Phase I	• Q1 2025: Restart Phase I study	2028
	Lymphatic Imaging	Submit 510k Application	• Q4 2023: Have pre-submission meeting with FDA • Q2 2024: Submit 510k	2024

sorrento THERAPEUTICS
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Overview of Key Programs and Near Term Capital Requirements(1) (2)

Absent Ovydso revenue contribution, Sorrento is projected to burn $77MM of cash through December 2024

Platform	Indications	Approval Status	Commercialization Date	Year of Breakeven	Peak Revenue Year Achieved	Approx. Programmatic R&D Aug 2023 – Dec 2024	Cash Expenses Aug 2023 – Dec 2024
Ovydso		China: Phase III	2024	2024	$574MM 2026	($10MM)	($11MM) (3)
RTX	OAK	Phase II	2027	2027	$6,657MM 2038	$--	($1MM)
	Cancer Pain	Phase II	2028	2028	$341MM 2039	$--	($1MM)
Fujovee	NSCLC	Phase II	2027	2028	$506MM 2035	$--	($2MM)
	Prostate	Phase II	2027	2029	$359MM 2035	$--	($1MM)
CD38	ADC	Phase I	2028	2029	$700MM 2039	$--	($1MM)
	DAR-T	Phase I	2030	2030	$707MM 2038	$--	($1MM)
SOFUSA	Melanoma	Phase I	2028	2030	$600MM 2039	$--	($1MM)
	Cutaneous Lymphoma	Phase I	2028	2030	$456MM 2039	$--	($1MM)
	Imaging	Phase I	2024	2024	$457MM 2039	($1MM)	($2MM) (4)
Services							$18MM
Total Cash Flow before Overhead Expenses							($4MM)
Unallocated Expenses	G&A						($34MM)
	R&D						($24MM)
	Restructuring Expense						($3MM)
Other Expenses	CapEx						($1MM)
	Accrued Tax(5)						($7MM) (5)
Cash Expenses (net of contracted services profit)							($77MM) **Excludes Revenue from Ovydso**

$58MM Unallocated Overhead Expense
($43MM in FY 2024)

sorrento THERAPEUTICS

(1) Not adjusted by Probability of Success
(2) Not all IP assets or Potential Programs are included in the business plan; Company has programs that could be licensed to third parties or commercialized with additional capital; management has indicated there will be no material spend on these programs
(3)Excludes the $166MM contribution from revenues generated in 2024 less COGS and direct sales & marketing expense related to sales
(4) Imaging Expenses of ~$3MM are offset by ~$1MM of gross profit
(5) Estimated accrued tax liability from Sorrento as of June 12, 2023. Figures remain subject to change due to transaction impacts, etc.

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Summary Annual Forecast through FYE 2039 (1) (1) Not Adjusted by Probability of Success 7 Aug - Dec FY FY FY FY FY FY FY A v e r a ge ($ MM) 2023 2024 2025 2026 2027 2028 2029 2030 2031 - 203 9 @ Peak Peak Year Revenue Ovydso – $250 . 3 $500 . 8 $574 . 0 $505 . 2 $404 . 1 $282 . 9 $198 . 0 $49 . 3 $574 . 0 FY 202 6 RTX - OAK – – – – 354 . 0 662 . 4 843 . 8 1 , 063 . 1 4 , 072 . 3 6 , 657 . 3 FY 203 8 RTX - Cancer Pain – – – – – 6 . 9 34 . 8 50 . 6 197 . 5 341 . 4 FY 203 9 Fujovee - NSCLC – – – – 26 . 8 149 . 6 201 . 5 258 . 9 273 . 3 505 . 7 FY 203 5 Fujovee - Prostate – – – – 28 . 0 63 . 0 125 . 9 173 . 5 191 . 3 358 . 9 FY 203 5 CD38 - ADC – – – – – 28 . 2 83 . 9 147 . 1 483 . 0 700 . 4 FY 203 9 CD38 - DAR - T – – – – – – – 20 . 1 386 . 9 707 . 4 FY 203 8 SOFUSA - Melanoma – – – – – 18 . 1 38 . 8 55 . 9 299 . 0 600 . 4 FY 203 9 SOFUSA - Cutaneous Lymphoma – – – – – 17 . 4 34 . 9 53 . 9 262 . 5 455 . 7 FY 203 9 SOFUSA - Lymphatic Imaging – 1 . 5 9 . 3 18 . 8 34 . 4 61 . 4 80 . 6 106 . 5 310 . 6 457 . 0 FY 203 9 Services 7 . 9 23 . 1 25 . 3 27 . 5 32 . 3 37 . 3 42 . 4 46 . 9 70 . 7 95 . 4 FY 203 9 Total Revenues $7 . 9 $275 . 0 $535 . 4 $620 . 3 $980 . 6 $1 , 448 . 4 $1 , 769 . 4 $2 , 174 . 6 $6 , 596 . 4 $11 , 453 . 7 EBITDA ($22 . 8 ) $129.9 $179.2 $197.6 $349 . 7 $534.4 $709 . 7 $1,056.6 $4,706.4 $8,425.4 Cumulative EBITDA ($22 . 8 ) $107.1 $286.3 $483.9 $833 . 6 $1,368.0 $2 , 077 . 8 $3,134.3 Gross Profit Ovydso – $183 . 6 $367 . 3 $420 . 9 $370 . 4 $296 . 4 $207 . 5 $145 . 2 $36 . 1 $420 . 9 FY 202 6 RTX - OAK – – – – 318 . 6 596 . 2 759 . 4 956 . 8 3 , 665 . 0 5 , 991 . 6 FY 203 8 RTX - Cancer Pain – – – – – 6 . 3 31 . 3 45 . 5 177 . 7 307 . 2 FY 203 9 Fujovee - NSCLC – – – – 20 . 1 113 . 8 152 . 2 195 . 3 205 . 9 380 . 9 FY 203 5 Fujovee - Prostate – – – – 21 . 0 44 . 8 92 . 0 127 . 3 140 . 7 264 . 1 FY 203 5 CD38 - ADC – – – – – 22 . 6 67 . 2 117 . 7 386 . 4 560 . 3 FY 203 9 CD38 - DAR - T – – – – – – – 16 . 1 338 . 0 622 . 6 FY 203 8 SOFUSA - Melanoma – – – – – 9 . 5 20 . 8 44 . 5 235 . 3 477 . 9 FY 203 9 SOFUSA - Cutaneous Lymphoma – – – – – 8 . 8 17 . 8 42 . 9 206 . 1 362 . 7 FY 203 9 SOFUSA - Lymphatic Imaging – 1 . 3 8 . 0 17 . 5 31 . 9 57 . 2 76 . 3 101 . 0 300 . 3 443 . 5 FY 203 9 Services 4 . 5 13 . 5 15 . 0 16 . 4 19 . 4 22 . 5 25 . 6 28 . 3 42 . 9 58 . 0 FY 203 9 Total Gross Profit $4 . 5 $198 . 4 $390 . 2 $454 . 8 $781 . 5 $1 , 177 . 8 $1 , 450 . 0 $1 , 820 . 6 $5 , 734 . 5 $9 , 889 . 9 EBITDA Contribution Ovydso ($10 . 4 ) $165 . 1 $330 . 5 $379 . 3 $333.1 $265 . 4 $184 . 0 $127 . 1 $26 . 8 $379 . 3 FY 202 6 RTX - OAK (0 . 1 ) (0 . 3 ) (14 . 8 ) (14 . 9 ) 195.4 402 . 7 532 . 7 741 . 2 3 , 184 . 8 5 , 254 . 6 FY 203 8 RTX - Cancer Pain (0 . 1 ) (0 . 3 ) (2 . 3 ) (14 . 9 ) (15.0) 1 . 8 19 . 6 32 . 7 151 . 4 265 . 7 FY 203 9 Fujovee - NSCLC (0 . 3 ) (0 . 8 ) (5 . 8 ) (5 . 9 ) (18.2) 33 . 7 51 . 5 94 . 2 156 . 6 304 . 4 FY 203 5 Fujovee - Prostate (0 . 3 ) (0 . 8 ) (7 . 4 ) (14 . 7 ) (15.4) (1 . 6 ) 13 . 4 49 . 5 105 . 4 208 . 3 FY 203 5 CD38 - ADC (0 . 1 ) (0 . 3 ) (6 . 3 ) (7 . 4 ) (16.5) (27 . 5 ) 7 . 5 47 . 4 306 . 9 461 . 3 FY 203 9 CD38 - DAR - T (0 . 1 ) (0 . 3 ) (3 . 2 ) (4 . 3 ) (7.3) (7 . 7 ) (7 . 8 ) 0 . 4 276 . 3 527 . 4 FY 203 8 SOFUSA - Melanoma (0 . 1 ) (0 . 3 ) (3 . 7 ) (8 . 3 ) (5.5) (34 . 5 ) (15 . 6 ) 1 . 9 186 . 1 414 . 6 FY 203 9 SOFUSA - Cutaneous Lymphoma (0 . 1 ) (0 . 3 ) (2 . 4 ) (4 . 1 ) (3.4) (19 . 8 ) (11 . 0 ) 8 . 9 160 . 4 312 . 5 FY 203 9 SOFUSA - Lymphatic Imaging (0 . 1 ) (1 . 9 ) 3 . 8 11 . 6 25.1 48 . 6 66 . 6 89 . 9 278 . 7 414 . 2 FY 203 9 Services 4 . 5 13 . 5 15 . 0 16 . 4 19.4 22 . 5 25 . 6 28 . 3 42 . 9 58 . 0 FY 203 9 EBITDA Contribution ($7 . 5 ) $173 . 2 $303 . 2 $332 . 9 $491.8 $683 . 5 $866 . 4 $1 , 221 . 5 $4 , 876 . 3 $8 , 600 . 3 Unallocated G&A (8 . 8 ) (25 . 4 ) (58 . 4 ) (62 . 2 ) (65.5) (69 . 0 ) (72 . 6 ) (76 . 6 ) (78 . 9 ) (81 . 3 ) Unallocated R&D (6 . 5 ) (17 . 9 ) (65 . 6 ) (73 . 2 ) (76.6) (80 . 1 ) (84 . 1 ) (88 . 3 ) (90 . 9 ) (93 . 7 ) Unallocated Expenses ($15 . 3 ) ($43 . 3 ) ($124 . 0 ) ($135 . 3 ) ($142.1) ($149 . 1 ) ($156 . 7 ) ($164 . 9 ) ($169 . 8 ) ($174 . 9 ) Approximate Cash Flow EBITDA ($22 . 8 ) $129 . 9 $179 . 2 $197 . 6 $349 . 7 $534 . 4 $709 . 7 $1 , 056 . 6 $4 , 706 . 4 Less: Restructuring Expense (3 . 4 ) – – – – – – – – Less: Capex (0 . 3 ) (0 . 6 ) (2 . 0 ) (4 . 0 ) (4 . 0 ) (4 . 0 ) (4 . 0 ) (4 . 0 ) (4 . 0 ) Less: Accrued Tax Expense – (7 . 0 ) – – – – – – – Less: Income Taxes (23% paid quarterly) – (27 . 8 ) (37 . 8 ) (42 . 0 ) (77 . 0 ) (119 . 5 ) (159 . 8 ) (239 . 6 ) (1 , 074 . 0 ) Approximate Cash Flow ($26 . 5 ) $94 . 5 $139 . 5 $151 . 6 $268 . 7 $410 . 9 $545 . 9 $813 . 0 $3 , 628 . 4 Cumulative Approx. Cash Flow ($26 . 5 ) $68 . 0 $207 . 5 $359 . 1 $627 . 8 $1 , 038 . 7 $1 , 584 . 7 $2 , 397 . 7

Summary Annual Forecast through FYE 2039 – Probability Adjusted A ug - D e c FY FY FY FY FY FY FY Average ($ MM) 2023 2024 2025 2026 2027 2028 2029 2030 2031 - 2 Revenue Ovydso – $183 . 1 $366 . 4 $419 . 9 $369 . 5 $295 . 6 $206 . 9 $144.9 RTX – – – – 201 . 8 381 . 5 500 . 8 634 Fujovee – – – – 23 . 8 100 . 0 148 . 0 CD38 – – – – – 7 . 2 20 . 4 SOFUSA – 1 . 5 9 . 3 18 . 8 34 . 4 68 . 8 95 . 2 Services 7 . 9 23 . 1 25 . 3 27 . 5 32 . 3 37 . 3 4 Total Revenues $7 . 9 $207 . 8 $401 . 0 $466 . 2 $661 . 8 $890 . 5 $ Gross Profit Ovydso – $134 . 3 $268 . 7 $307 . 9 $271 . 0 $ RTX – – – – 181 . 6 Fujovee – – – – 17 . 9 CD38 – – – – SOFUSA – 1 . 3 8 . 0 17 . 5 Services 4 . 5 13 . 5 15 . 0 16 . 4 Total Gross Profit $4 . 5 $149 . 1 $291 . 6 $341. EBITDA Contribution Ovydso ( $10 . 4 ) $120 . 7 $241 . 8 RTX ( 0 . 3 ) ( 0 . 6 ) (17 Fujovee ( 0 . 7 ) ( 1 . 7 ) CD38 ( 0 . 2 ) ( 0 . 6 ) SOFUSA ( 0 . 4 ) ( 2 . 5 S e r v i c e s 4 . 5 1 EBITDA Contribution ($7.5) Unallocated G&A Unallocated R&D Unallocated Expenses ( 8 . EBITDA Cumulative EBITDA Approximate Cash Flow EBITDA Less: Restructuring Less: Capex Less: Accrue Less: I nc A pp r o C 8

Scilex Management LRP Overview – 5 Year Plan

		2023	2024	2025	2026	2027	2028-2032
Gross Sales							
ZTLido		125,293,917	169,824,599	187,879,450	199,621,812	209,700,892	1,170,214,418
Elyxyb	launch Apr 2023	934,176	7,287,766	32,728,563	80,748,245	115,802,097	808,200,876
Gloperba	launch Sept 2023	1,463,279	22,582,286	34,424,164	47,858,268	57,532,450	77,746,601
SP-102	launch Q4-2024		39,384,573	317,525,536	1,102,959,829	1,506,041,732	8,675,697,024
SP-103	launch Q3-2026		-	-	48,223,173	351,481,112	6,333,576,951
SP-104	launch Q3-2026		-	-	79,296,908	164,730,268	2,246,330,955
Total Gross Sales		127,691,372	239,079,223	572,557,713	1,558,708,235	2,405,288,551	19,311,766,825
Net Sales:							
ZTLido		56,382,263	76,421,069	84,545,753	89,829,815	94,365,401	526,596,488
Elyxyb		317,208	2,889,628	13,091,425	32,299,298	46,320,839	323,280,351
Gloperba		848,702	13,097,726	19,378,924	22,742,380	24,072,124	31,876,106
SP-102			27,569,201	215,917,365	738,983,086	978,927,126	5,213,586,816
SP-103			-	-	31,586,178	225,680,164	3,778,381,804
SP-104			-	-	63,437,527	111,192,931	1,135,998,289
Total Net Sales		57,548,173	119,977,624	332,933,466	978,878,283	1,480,558,585	11,009,719,854
Cost of Sales:	**% of gross sales**						
ZTLido	6.0%	8,042,697	10,189,476	11,272,767	11,977,309	12,582,053	70,212,865
Elyxyb	3.0%	14,670	218,633	981,857	2,422,447	3,474,063	24,246,026
Gloperba	2.1%	42,943	474,228	722,907	1,005,024	1,208,181	1,632,679
SP-102	10.0%		3,938,457	31,752,554	110,295,983	150,604,173	867,569,702
SP-103	6.0%				2,893,390	21,088,867	380,014,617
SP-104	10.0%				7,929,691	16,473,027	224,633,095
Total Cost of Sales		8,100,310	14,820,794	44,730,085	136,523,844	205,430,365	1,568,308,985
Royalties/Milestone:							
ZTLido & SP-103		10,725,523	15,284,214	16,909,151	24,678,629	66,709,660	898,126,545
Elyxyb		25,377	231,170	1,047,314	2,583,944	3,705,667	29,862,428
Gloperba		300,000	785,864	3,162,735	5,364,543	8,101,188	2,252,869
SP-102			40,413,538	23,238,760	238,474,577	24,473,178	130,339,670
SP-104			-	-	4,585,938	2,779,823	28,399,957
Total Royalties/Milestone		11,050,900	56,714,786	44,357,960	275,687,631	105,769,516	1,088,981,470
Gross Profit		38,396,962	48,442,044	243,845,421	566,666,809	1,169,358,705	8,352,429,399
Total Operating Expenses		96,482,377	149,184,315	167,873,739	116,002,135	121,376,087	704,213,477
Operating Profit(Loss)		(58,085,414)	(100,742,271)	75,971,682	450,664,674	1,047,982,617	7,648,215,922

sorrento THERAPEUTICS

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